UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): October 11, 2006


                              PATRON SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                  000-25675                    74-3055158
(State or other jurisdiction       (Commission               (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)


                        5775 FLATIRON PARKWAY, SUITE 230
                             BOULDER, COLORADO 80301
                (Address of Principal Executive Offices/Zip Code)


                                 (303) 541-1005
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 3.02.        UNREGISTERED SALES OF EQUITY SECURITIES.
ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

         On October 11, 2006, Patron Systems, Inc. (the "Registrant"), filed with the Delaware Secretary of State a Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock of Patron Systems, Inc. ("Certificate of Designation"), designating the rights preferences and privileges of 2,000 shares of Series B Convertible Preferred Stock.

         The Series B Convertible Preferred Stock ("Series B Preferred Stock") has a stated value of $5,000 per share, has no maturity date and carries a dividend of 10% per annum, with such dividend accruing on a cumulative basis and payable only (i) at such time as declared payable by the Board of Directors of the Registrant or (ii) in the event of liquidation, as part of the liquidation preference amount for the Series B Preferred Stock ("Liquidation Preference Amount"). The Liquidation Preference Amount is equal to 125% of the sum of: (i) the stated value of any then unconverted shares of Series B Preferred Stock and
(ii) any accrued and unpaid dividends thereon. An event of liquidation means any liquidation, dissolution or winding up of the Registrant, whether voluntary or involuntary, as well as any change of control of the Registrant which shall include the sale by the Registrant of either (x) substantially all its assets or
(y) the portion of its assets which comprises its core business technology, products or services. The Series B Preferred Stock is junior in rank to the Registrant's Series A Convertible Preferred Stock with respect to liquidation and dividend rights.

         The Series B Preferred Stock is convertible, at the option of the holder, into shares of the common stock, par value $0.01 per share, of the Registrant ("Common Stock") at an initial conversion price of the lesser of i) $2.40 per share or ii) that price per share equal to the volume weighted average closing price of the Company's common stock for the 10 trading days prior to the original issuance date of such shares, based on the stated value of the Series B Preferred Stock, subject to adjustment for stock splits, dividends, recapitalizations, reclassifications, payments made to Common Stock holders and other similar events and for issuances of additional securities at prices more favorable than the active price at the date of the adjustment.

         The Series B Preferred Stock automatically converts into Common Stock, at the then applicable conversion price based on the stated value of the Series B Preferred Stock, on the date that: (i) there shall be an effective registration statement covering the resale of the Common Stock issuable upon conversion of the Series B Preferred Stock, (ii) the average closing price of the Common Stock for a period of 20 consecutive trading days is at least 250% of the then applicable conversion price, and (iii) the average daily trading volume of the Common Stock for the same period is at least 8,334 shares.

         The Series B Preferred Stock, on an as-converted basis, vote with the Common Stock on all matters requiring stockholder approval. Additionally, a majority of the outstanding Series B Preferred Stock, voting as a separate class, is required for any amendment to the Certificate of Designation, the Registrant's certificate of incorporation or bylaws which would directly and/or indirectly amend, alter, change, repeal or otherwise adversely affect any of the powers, designations, preferences and rights of the Series B Preferred Stock, as applicable, including to create, authorize or issue any series or shares of senior stock or parity stock or to increase the amount of authorized capital stock of any such class. For so long as the Series B Preferred Stock remain outstanding, the approval of a majority of the issued and outstanding shares of Series B Preferred Stock is required for the Registrant to issue funded debt, other than $1,000,000 of working capital advances from one or more of its existing investors, and to issue any preferred stock senior to or pari passu with the Series B Preferred Stock.


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


         On October 13, 2006, pursuant to the execution of subscription agreements on October 12, 2006, the Registrant completed the first closing of a financing (the "Series B Financing") in the amount of $3,120,966, through the issuance of units, at a purchase price of $100,000 per unit, each unit consisting of (i) 20 shares of Series B Preferred Stock and (ii) Common Stock Purchase Warrants ("Warrants") to purchase up to 50% of the shares of Common Stock issuable upon the conversion of the shares of Series B Preferred Stock purchased ("Units"). The Registrant issued 624.2 shares of Series B Preferred Stock (convertible into 1,387,992 shares of Common Stock) and Warrants to purchase 694,011 shares of Common Stock to the investors in the first closing of the Series B Financing. The Warrants have a term of 5 years and an exercise price of the lesser of i) $2.40 per share or ii) that price per share equal to the volume weighted average closing price of the Common Stock for the 10 trading days prior to the original issuance date of the applicable shares of Series B Preferred Stock, based on the stated value of the Series B Preferred, subject to adjustment for stock splits, dividends, recapitalizations, reclassifications, payments made to Common Stock holders and other similar events and for issuances of additional securities at prices more favorable than the conversion price at the date of such issuance. The Registrant has agreed to file with the Securities and Exchange Commission, no later than 90 days after the closing date a registration statement for the resale of the shares of Common Stock issuable upon exercise of the Warrants and conversion of the Series B Preferred Stock.

         The aggregate proceeds in the first closing of the Series B Financing were comprised of $1,040,322 provided by Apex Investment Fund V, L.P. and $2,080,644 from forty-five accredited investors introduced by Laidlaw & Company
(UK) Ltd. ("Laidlaw").

         Laidlaw acted as placement agent in the Series B Financing. For its services as placement agent, in connection with the first closing of the Series B Financing, the Registrant paid Laidlaw a cash fee of $280,484 and issued to Laidlaw warrants to purchase up to 208,198 shares of Common Stock at an exercise price of the lesser of i) $2.40 per share or ii) that price per share equal to the volume weighted average closing price of the Common Stock for the 10 trading days prior to the original issuance date of the applicable shares of Series B Preferred Stock, based on the stated value of the Series B Preferred Stock, subject to adjustment for stock splits, dividends, recapitalizations, reclassifications, payments made to Common Stock holders and other similar events and for issuances of additional securities at prices more favorable than the conversion price at the date of such issuance. The Registrant has agreed to file with the Securities and Exchange Commission, no later than 90 days after the closing date a registration statement for the resale of the shares of Common Stock issuable upon exercise of the Warrants issued to Laidlaw.

         The issuance and sale of the securities issued or issuable in connection with the first closing of the Series B Financing were exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act") pursuant to Rule 506 promulgated under Section 4(2) of the Securities Act.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Not applicable.


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         (d)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  3.1 Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock of Patron Systems, Inc. dated as of October 11, 2006.

                  10.1     Form  of   Subscription   Agreement   between  Patron
                           Systems, Inc. and each of the purchasers of shares of the Series B Preferred Stock of Patron Systems, Inc.

                  10.2 Form of Common Stock Purchase Warrant issued by Patron Systems, Inc. in favor of each of the placement agent and the purchasers of shares of the Series B Preferred Stock of Patron Systems, Inc.

                  10.3 Registration Rights Agreement dated October 12, 2006, among Patron Systems, Inc., Laidlaw & Company (UK) Ltd. and each of the purchasers of shares of the Series B Preferred Stock of Patron Systems, Inc.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  PATRON SYSTEMS, INC.



Date:    October 17, 2006                   By:   /s/ Robert Cross
                                                  ------------------------------
                                                  Robert Cross
                                                  Chief Executive Officer


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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

3.1 Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock of Patron Systems, Inc. dated as of October 11, 2006.

10.1 Form of Subscription Agreement between Patron Systems, Inc. and each of the purchasers of shares of the Series B Preferred Stock of Patron Systems, Inc.

10.2 Form of Common Stock Purchase Warrant issued by Patron Systems, Inc. in favor of each of the placement agent and purchasers of shares of the Series B Preferred Stock of Patron Systems, Inc.

10.3 Registration Rights Agreement dated October 12, 2006, among Patron Systems, Inc., Laidlaw & Company (UK) Ltd. and each of the purchasers of shares of the Series B Preferred Stock of Patron Systems, Inc.


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